UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No. 1)
Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
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[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[X]	Definitive Additional Materials

[ ]	Soliciting Material under §240.14a-12
LIVEPERSON, INC.
___________________________________________
(Name of Registrant as Specified In Its Charter)
____________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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[ ]
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AMENDMENT TO THE PROXY STATEMENT
FOR THE 2019 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 6, 2019

This proxy statement amendment should be read together with the definitive proxy statement (the “Proxy Statement”) of LivePerson, Inc., a Delaware corporation (“LivePerson” or the “Company”), filed with the Securities and Exchange Commission (the “SEC”) on April 30, 2019 in connection with the Company’s 2019 Annual Meeting of Stockholders (the "Annual Meeting") to be held on June 6, 2019 at 10:00 a.m. (Eastern Daylight Time) at the offices of LivePerson at 475 Tenth Avenue, 5th Floor, New York, NY 10018, Tel (212) 609-4200.

The purpose of this filing is to correct information in the Proxy Statement relating to “Proposal Six: Approval of an amendment to the Fourth Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 100,000,000 to 200,000,000” (“Proposal Six”). As further discussed below, the Proxy Statement identified Proposal Six as a “non-routine” matter and stated that a broker who has received no instructions from its clients does not have discretion to vote its clients’ uninstructed shares on that proposal. Whether a proposal is considered a “routine” matter or a “non-routine” matter is subject to the interpretation of certain rules that are applicable to brokers.

The Company has since been informed that the New York Stock Exchange has determined that Proposal Six will be deemed to be a “routine” matter and that a broker who has received no instructions from its clients will have discretion to vote its clients’ uninstructed shares on that proposal. For that reason, if you are a beneficial holder and you wish to vote “for,” “against” or “abstain” from this proposal, you will have to provide your broker with such an instruction. Otherwise, your broker will vote in its discretion on this proposal.

Background

The rules of the New York Stock Exchange applicable to brokers determine whether a broker has authority to vote on a proposal if the broker does not receive voting instructions from its client. Such rules regulate broker voting of shares held in street name, regardless of the exchange on which such shares trade. The broker may vote on proposals that are determined to be “routine” under these rules and may not vote on proposals that are determined to be “non-routine” under these rules. In other words, if a proposal is determined to be routine, a broker who has received no voting instructions from its client with respect to that proposal has discretion to vote the client’s uninstructed shares on that proposal. If a proposal is determined to be non-routine, a broker who has received no voting instructions from its client with respect to that proposal does not have discretion to vote the client’s uninstructed shares on that proposal.

Proxy Statement Amendment

The Proxy Statement stated that Proposal Six is a “non-routine” proposal and that, therefore, a broker who has received no voting instructions from its client will not have discretion to vote on Proposal Six. The Company desires to correct this information and hereby amends the Proxy Statement to clarify that Proposal Six is a “routine” matter and that, as such, a broker will have discretion to vote on Proposal Six if the broker has received no voting instructions from its clients with respect to that proposal.

In order to increase the number of authorized shares of our common stock, the laws of the State of Delaware, under which we are incorporated, require an amendment to our Fourth Amended and Restated Certificate of Incorporation. Thus, the affirmative vote of the holders of at least a majority of the shares of LivePerson common stock issued and outstanding as of the record date and entitled to vote thereon is required to approve this proposal. Abstentions therefore will be counted as present at the Annual Meeting for purposes of determining the presence of a quorum, but will have the effect of votes “against” the proposal in this context. Because Proposal Six will now be considered a “routine” matter under applicable rules, a broker, bank or other nominee may generally vote without instructions on this matter. If you hold your shares in street name, we encourage you to instruct your broker or other nominee how to vote your shares.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL SIX TO APPROVE THE AMENDMENT TO THE COMPANY’S FOURTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE

THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 100,000,000 SHARES TO 200,000,000 SHARES.

If you have already voted and do not wish to change your vote, you do not need to do anything. If you have not voted, we ask that you complete, sign, date and mail promptly the proxy card previously provided to you, or use internet voting, to ensure that your shares are represented and voted at the Annual Meeting. Any stockholder who executes and delivers a proxy has the right to revoke it at any time before it is exercised. You may revoke or change your proxy, including your vote on Proposal Six or any other proposal, at any time before the Annual Meeting by filing with the Secretary of the Company, at the Company’s principal executive offices at 475 Tenth Avenue, 5th Floor, New York, New York 10018, a notice of revocation or another signed Proxy Card with a later date. You may also revoke your proxy by attending the Annual Meeting and voting in person. Stockholders who hold shares through a member of the Tel Aviv Stock Exchange and wish to revoke or change their Proxy Card, must file a notice of revocation or another signed Proxy Card with the Company’s Israeli counsel no later than 5:00 p.m. (Israel time) on Tuesday, June 4, 2019.

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This Amendment is being filed with the SEC and is being made available to stockholders on or about May 13, 2019. Only stockholders of record at the close of business on April 22, 2019 are entitled to receive notice of and to vote at the Annual Meeting.

This Amendment should be read in conjunction with the Proxy Statement. Except as specifically amended herein, all information set forth in the Proxy Statement remains unchanged. To the extent that this information amends or updates information contained in the Proxy Statement, the information contained herein supersedes the information contained in the Proxy Statement. From and after the date of this proxy statement amendment, all references to the “Proxy Statement” are to the Proxy Statement as amended hereby.